EXHIBIT 99.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders, EMCON:

We consent to the inclusion in this Form 8-K/A of EMCON, of our report dated April 5, 1996, which includes an explanatory paragraph with respect to the sale of Organic Waste Technologies, Inc. and Subsidiaries to EMCON, effective February 29, 1996, on our audits of the consolidated financial statements of Organic Waste Technologies, Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995.


                                                  COOPERS & LYBRAND L.L.P.


Cleveland, Ohio
May 10, 1996